                                                                   EXHIBIT 10.33


                                SECOND AMENDMENT


                  SECOND AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment"), dated as of April 14, 2000, among UNIVERSAL COMPRESSION HOLDINGS, INC. ("Holdings"), UNIVERSAL COMPRESSION, INC. (the "Borrower"), various lenders party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 20, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, Holdings and the Borrower have requested that the Banks waive certain provisions of the Credit Agreement as herein provided and the Banks have agreed to such waivers to the extent provided herein; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 9.05 of the Credit Agreement is hereby amended by
(x) deleting the text "and" appearing at the end of clause (x) of said Section,
(y) deleting the period at the end of clause (xi) of said Section and inserting the text "; and" in lieu thereof and (z) inserting the following new clause
(xii) at the end of said Section.

                   "(xii) the Borrower and its Subsidiaries may effect Permitted
         Section 9.02(viii) Acquisitions in accordance with the requirements of
         Section 9.02(viii)."

                  2. Pursuant to Section 9.14 of the Credit Agreement, and subject to the provisions of Section 9.02(viii) of the Credit Agreement, the Banks party hereto hereby authorize:

                  (i) the acquisition of 100% of the capital stock of Spectrum Rotary Compression Inc. by the Borrower as described in the Form S-1 Registration Statement filed by Holdings with the Securities and Exchange Commission on April 5, 2000, provided that, within 60 days after the closing of such acquisition, Holdings and the Borrower shall cause Spectrum Rotary Compression Inc. to either (x) merge into the Borrower or any Subsidiary Guarantor or (y) execute and deliver to the Agent, (I) a counterpart of the Subsidiaries Guaranty in the form of
         Exhibit I to the Credit Agreement, (II) counterparts of the Pledge Agreement and Security Agreement and (III) an officer's certificate,



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         together with Exhibits A, B and C thereto, in the form of Exhibit F to the Credit Agreement; and

                  (ii) the formation of Universal Compression de Mexico SA de CV and a second entity, both Wholly-Owned Subsidiaries of the Borrower organized under the laws of Mexico, in connection with the sale and/or leasing, operations and servicing of compressors in Mexico.

In addition, the Banks hereby waive the provision of Section 9.14 requiring prior written consent of the Required Banks solely inasmuch as such provision relates to the acquisition and/or formation of the new Subsidiaries described above in this paragraph 2.

                  3. In order to induce the Banks to enter into this Amendment, Holdings and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (y) on the Second Amendment Effective Date, and both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though such representations and warranties were made on the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such date).

                  4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision (or of any provision beyond the specific waivers granted herein with respect to such provision) of the Credit Agreement or any other Credit Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

                  6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  7. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

                  8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                   UNIVERSAL COMPRESSION HOLDINGS, INC.



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   UNIVERSAL COMPRESSION, INC.



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   BANKERS TRUST COMPANY,
                                     Individually and as the Agent



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   [BANK OF SCOTLAND


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



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


                                   FIRST NATIONAL BANK OF COMMERCE


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   FIRST UNION NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ABN AMRO BANK N.V.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANQUE PARIBAS


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

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

                                   WELLS FARGO BANK (TEXAS)
                                     NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOCIETE GENERALE,
                                     SOUTHWEST AGENCY


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NOVA SCOTIA]


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


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